EXHIBIT 32(b)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-QSB of James Monroe Bancorp, Inc. for the quarter ended September 30, 2003, I, Richard I. Linhart, Executive Vice President and Chief Operating Officer and Chief Financial Officer of James Monroe Bancorp, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

              (1) such Form 10-QSB for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

              (2) the information contained in such Form 10-QSB for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of James Monroe Bancorp, Inc.

/s/ Richard I. Linhart
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Richard I. Linhart
Executive Vice President and Chief Financial Officer